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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 18, 1998


                          PEAK INTERNATIONAL LIMITED
                          --------------------------
            (Exact name of registrant as specified in its charter)

                      Bermuda                                    0-29332                         Not Applicable
   ----------------------------------------------        ------------------------        --------------------------------
   (State or other jurisdiction of incorporation)        (Commission File Number)        (IRS Employer Identification No.)


Units 3, 4, 5 and 7,  37th Floor, Wharf Cable Tower, 9 Hoi Shing Road,
                    Tsuen Wan N.T., Hong Kong                                                           NA
----------------------------------------------------------------------                              ----------
             (Address of principal executive offices)                                               (Zip Code)



                                (852) 2402-5100
                                ---------------
             (Registrant's telephone number, including area code)

                                   No Change
                                   ---------
         (Former name or former address, if changed since last report)



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Item 5.   Other Events.

          On November 18, 1998, Peak International Limited, a Bermuda corporation, (Peak), announced that it had received a non-binding indication of interest from a U.S. company that contemplates a possible acquisition of Peak at a price range somewhat above then current market levels.

Item 7.   Financial Statements and Exhibits.

          Peak files the following exhibit as part of this Current Report:

          Exhibit 99. Copy of the Press Release, dated November 18, 1998, issued by the Peak, publicly announcing the activities reported therein.


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEAK INTERNATIONAL LIMITED

Date: November 25, 1998                  By: /s/ Jerry Mo
                                             -----------------------
                                             Jerry Mo
                                             Chief Financial Officer




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